FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: August 18, 2005	Commission File No. 0-8788

DELTA NATURAL GAS COMPANY, INC.

(Exact name of registrant as specified in its charter)

KENTUCKY	.	61-0458329	.
(State or other jurisdiction of	(I.R.S. Employer Identification No.)

incorporation or organization)

3617 Lexington Road
Winchester, Kentucky	.	40391	.
(Address of principal executive offices	(Zip Code)

Registrant’s telephone number, including area code (859) 744-6171.

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM1.01. APPROVAL OF BONUS.

On August 16, 2005, the Board of Directors approved bonuses for all employees. The bonus amount for the Board members and Officers are as follows:

Glenn R. Jennings	President & Chief Executive Officer,	$113,680
	Vice Chairman of the Board

John B. Brown	Controller	29,680

Johnny L. Caudill	Vice President – Administration and	32,848
	Customer Service

John F. Hall	Vice President – Finance, Secretary	33,520
	and Treasurer

Alan L. Heath	Vice President – Operations and	40,712
	Engineering

Harrison D. Peet	Chairman of the Board	23,048

Donald R. Crowe	Director	5,992

Jane Hylton Green	Director	5,608

Lanny D. Greer	Director	5,992

Billy Joe Hall	Director	7,144

Michael J. Kistner	Director	8,296

Lewis N. Melton	Director	7,912

Arthur E. Walker, Jr.	Director	6,760

Michael R. Whitley	Director	7,144

In addition, the Board approved effective September 1, 2005, John B. Brown’s job title to changed to Vice President – Controller and his annual salary be increased to $135,500.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DELTA NATURAL GAS COMPANY, INC.
(Registrant)

By___/s/John F. Hall__________________
John F. Hall
Vice President – Finance,
Secretary & Treasurer
(Signature)

Date: August 18, 2005

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

None